UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2013 (April 1, 2013)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Lawrence A. Hilsheimer as Executive Vice President and Chief Financial Officer

On April 1, 2013, The Scotts Miracle-Gro Company (the “Company”) announced that Lawrence A. Hilsheimer has been appointed to serve as Executive Vice President and Chief Financial Officer of the Company, effective April 1, 2013.

In his role as Executive Vice President and Chief Financial Officer, Mr. Hilsheimer will oversee all corporate and operating finance functions.

Mr. Hilsheimer most recently served as the President and Chief Operating Officer of Nationwide Retirement Plans for Nationwide Mutual Insurance Company from August 2012 to March 2013. Prior to that, Mr. Hilsheimer served as the President and Chief Operating Officer of Nationwide Direct & Customer Solutions, a post he had held since January 2010. For the two years prior to that, he served as the Executive Vice President and Chief Financial Officer of Nationwide Mutual Insurance Company, a Columbus-based insurance and financial services company. Prior to joining Nationwide, he was Vice Chairman and Regional Managing Partner for Deloitte & Touche USA, LLP and served on the board of directors of the Deloitte Foundation. Mr. Hilsheimer, age 55, received his bachelor’s degree in business administration with a major in accounting from the Fisher College of Business at The Ohio State University and his law degree from Capital University Law School.

In addition to his business background, Mr. Hilsheimer is a board member of Battelle for Kids. He also sits on the Dean’s Advisory Council at the Fisher College of Business and is on the Audit and Compliance Committee of The Ohio State University Board of Trustees.

As Executive Vice President and Chief Financial Officer, Mr. Hilsheimer will receive an annual base salary of $650,000, plus a potential annual bonus award equal to 70% of his qualifying pay, depending on actual business results. For the 2013 fiscal year, Mr. Hilsheimer’s bonus will be determined as if he was a participant of The Scotts Company LLC Amended and Restated Executive Incentive Plan (“EIP”) for the full fiscal year. In addition, Mr. Hilsheimer will receive an initial grant of restricted stock units (“RSUs”), with a grant date value of $1,400,000. The RSUs, which were granted under The Scotts Miracle-Gro Long-Term Incentive Plan, have a grant date of April 1, 2013 and are subject to the following vesting requirements: 25% of the RSUs will vest on each of the first and second anniversary of the grant and the remaining 50% of the RSUs will vest on the third anniversary of the grant. (In the event of death or involuntary termination by the Company without cause, 100% of the RSU award is subject to accelerated vesting.) In general, the vested RSUs will be settled on the third anniversary of the grant. Mr. Hilsheimer will also receive a one-time sign-on bonus of $500,000, less applicable taxes, which is subject to repayment in the event he voluntarily terminates his employment with the Company prior to April 1, 2015. Mr. Hilsheimer will receive retirement and other employee benefits made available to The Scotts Company LLC (“Scotts LLC”) employees, plus additional, limited perquisites consistent with those provided to other senior executives of Scotts LLC.

Mr. Hilsheimer has been designated as a participant in The Scotts Company LLC Executive Severance Plan (“ESP”) and executed a Participation Agreement thereunder. The Participation Agreement generally provides for a salary continuation benefit equal to twenty-four months of base salary, a prorated annual bonus payment and certain other separation benefits in the event he is terminated by the Company without cause, as defined in the ESP, or if he resigns with good reason, as defined in the applicable Participation Agreement. The foregoing description of the ESP and Participation Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the ESP, a copy of which is included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 10, 2011, and to the specimen form Participation Agreement, a copy of which is included as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 10, 2011.

Mr. Hilsheimer also has entered into an Employee Confidentiality, Noncompetition, Nonsolicitation Agreement with Scotts LLC (the “Non-Compete Agreement”) pursuant to the EIP. In general, the EIP provides annual cash incentive compensation opportunities to executive officers based on various performance metrics related to the financial performance of the Company and its business units. The foregoing description of the EIP is not intended to be complete and is qualified in its entirety by reference to the full text of the EIP, a copy of which is included as Exhibit 10(b)(2) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007, filed with the SEC on November 29, 2007, and Exhibit 10.2 to the Company’s Current Report on Form 8-K filed November 12, 2008.

As part of the Non-Compete Agreement, Mr. Hilsheimer has agreed to maintain the confidentiality of any “confidential information” (as that term is defined in the Non-Compete Agreement) of Scotts LLC and its affiliates and not to directly or indirectly disclose or reveal confidential information to any person or use confidential information for his own personal benefit or for the benefit of any person other than Scotts LLC and its affiliates. The Non-Compete Agreement also contains provisions that prevent Mr. Hilsheimer from engaging in specified competitive and solicitation activities during his employment with Scotts LLC and its affiliates, and for an additional two years thereafter. Failure to abide by the terms of the Non-Compete Agreement will result in forfeiture of any future payment under the EIP and will oblige him to return to Scotts LLC any monies paid to him under the EIP within the three years prior to breach. The foregoing description of the Non-Compete Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the specimen form Non-Compete Agreement, a copy of which is included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 1, 2006, filed with the SEC on August 10, 2006.

As a result of Mr. Hilsheimer’s appointment as Executive Vice President and Chief Financial Officer, Thomas Coleman, Senior Vice President of Global Operating Finance for The Scotts Company LLC, who had assumed the duties of principal financial officer on an interim basis on February 8, 2013, will no longer be acting in the capacity of principal financial officer as of April 1, 2013.

A copy of the news release announcing Mr. Hilsheimer’s appointment as Executive Vice President and Chief Financial Officer is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

 (a)     Financial statements of businesses acquired:
         Not applicable.

(b)    Pro forma financial information:
         Not applicable.

(c)     Shell company transactions:
         Not applicable.

(d)    Exhibits:

Exhibit No.	Description

99.1
News Release issued by The Scotts Miracle-Gro Company on April 1, 2013 related to the appointment of Lawrence A. Hilsheimer as Executive Vice President and Chief Financial Officer, effective April 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: April 1, 2013	By: /s/ VINCENT C. BROCKMAN
Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 1, 2013
The Scotts Miracle-Gro Company

Exhibit No.	Description

99.1
News Release issued by The Scotts Miracle-Gro Company on April 1, 2013 related to the appointment of Lawrence A. Hilsheimer as Executive Vice President and Chief Financial Officer, effective April 1, 2013

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